PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2016	2017
Leasehold improvements	$3,748	$4,069
Furniture, fixtures and office equipment	2,345	2,715
Software and IT equipment	2,857	3,088

Property and equipment, gross	8,950	9,872
Less: Accumulated depreciation	(7,879)	(8,952)

Property and equipment, net	$1,071	$920